EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of MidCap Financial Investment Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2024 (the “Report”), I, Tanner Powell, Chief Executive Officer of the Company, and I, Gregory W. Hunt, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TANNER POWELL
Tanner Powell
Chief Executive Officer
May 7, 2024

/s/ GREGORY W. HUNT
Gregory W. Hunt
Chief Financial Officer and Treasurer
May 7, 2024